ELEVENTH AMENDMENT TO CREDIT AGREEMENT

     THIS ELEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment")is dated as of January 1,2000, by and between WHITEFORD FOODS VENTURE, L. P., a Texas limited partnership (the "Borrower"), and PNC BANK, NATIONAL ASSOCIATION, a national banking association, successor by merger to PNC Bank, Ohio, National Association, as Agent (the lVAgent"), for the Lenders under the below-defined Credit Agreement, TRE F'IFTH THIRD BANK OF WESTERH OHIO, an Ohio state banking corporation, and PNC BANK, NATIONAL ASSOCXATION, a national banking association, successor by merger to PNC Bank, Ohio, Nstional Association, (each individually a "Lender" and collectively, the "Lenders").

                                   WITNESSETH:

     WHEREAS, the Borrower, the Agent and the Lenders entered into a Credit Ageement &ted June 13, 1994, which was subsequently amended by an Amendment to Credit Agreement dated March 3 1,1995, a Second Amendment to Credit Agreement dated April 20,1995, a Third Amendment to Credit Agreement dated July 11, 1995, a Fourth Amendment to Credit Agreement dated November 7, 1995, a Fifth Amendment and Waiver Agreement dated May 9, 1996, a Sixth Amendment to Credit Agreement dated as of June 30, 1997, a Seventh Amendment and Waiver Agreement dated as of March 26, 1998, nn Eighth Amendment to Credit Agreement dated July 1, 1998, a Ninth Amendment to Credit Agreement dated as of May 3, 1999 and a Tenth Amendment to Credit Agreement dated as of November 1, 1999 (collectively, the uCredit Agreement")which evidences the Borrower's obligations for one or more loans or other extensions of credit (the "Obligations"); and

     WHEREAS, the Borrower, the Agent and the Lenders desire to amend the Credit Agreement as provided for below;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

     1.   Amendments. The Credit Agreement is amended as follows:

          1.1 Effective January 1, 2000, Section 2.1(e)is amended to delete "December 3 1, 1999" from the fust sentence thereof and insert "March 3 1,200O" in its place.

          1.2 The first sentence of Section 2.8 of the Credit Agreement is amended in its entirely as follows:

     "For purposes of this Agreement, the term "Borrowing Base" shall mean an amount equal to the sum of (i)85%of the net amount of "Eligible Accounts Receivable," as herein&er defined, J&(ii)50%of the value of Borrower's "Eligible Inventory," as hereinafter defined, but in no event shall the amount of "Eligible Inventory" for purposes of determining the Borrowing Base exceed $1,2SO, OOO. O0, &(iii)during the period of January 1,200O through March 3 1,2000, $1,000,000.00 (the "Overadvance AmounP) subject to the right of the Lenders to reduce the Overadvance Amount in their sole discretion.

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     2.  Any and all  references  to the  Credit  Agreement  in any  other  Loan
Documents shah be deemed to refer to such Credit Agreement as amended hereby. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Credit Agreement.

     3. This Amendment is deemed incorporated into each of the Loan Documents. To the extent that any tcxm or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document, the terms and provisions hereof shall control.

     4. The Borrower hereby represents and warrants that (a)all of its representations and warranties in the Loan Documents are true and correct, and
(b)this Amendment has been duly authorized, executed and delivered and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

     5. The Borrower acknowledges that Events of Default exist, including but not limited to the Bomower's failure to comply with (i)the Borrowing Base limitations of Sections 2.1 and 2.8 of the Credit Agreement and (ii)certain financial covenants under Section 4 of the Credit Agreement, prior to and on the date of this Amendment The Borrower acknowledges and agrees that the Lenders shall have no further obligation to make advances under the Revolving Loans and may in their sole discretion, immediately terminate the Revolving Loans, accelerate payment of the outstanding principal balance of the Revolving Note and exercise all of their rights and remedies under the Credit Agreement and each of the other Loan Documents without any further prior notice to Borrower.

     6. The Borrower and tire Lenders agree that no forbearance, delay or inaction by the Lenders in the exercise of their rights and remedies, and no continuing performance by the Lenders or the Borrower under the Credit
Agreement: (a)shall constitute (i)a modification or an alteration of the terms, coaditions or covenants of the Credit Agreement or any other Loan Dmuments, all of which remain in full force and effect; or (ii)a waiver, release or limitation upon the Lenders'cxercisc of any of their rights and remedies thereunder, all of which are hereby expressly reserved; or (b)shall relieve or release the Borrower in any way from any of its respcotive duties, obligations, covenants or agreements under the Credit Agreement or the other Loan Documents or from the consequences of the Events of Default described above or any other Event of Default thereunder or (c)obligate the Lenders to continue to make advances in the future under the Revolving Loans or the Credit Agreement. Further, the Lenders arc not obligated to waive the Events of Default described above or any other Events of Default or defaults, whether now existing or which may occur afler the date of this letter.

     7. The Borrower hereby confirms that any collateral for the Obligations, including but not limited to liens, security interests, mortgages, and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect.

     8. This Amendment will be binding upon and inure to the benefit of the Borrower, the Agent and the Lenders and their respective successors and assigns.

     9. Except as amended hereby, the terms and provisions of the ,Loa. n Documents remain unchanged and in full force and effect. The Borrower expressly ratifies and confirms the confession of judgment and waiver of jury trial provisions.

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Executed as of the date first written above.

                                     WHITEFORD FOODS VENTURE, L. P.,
                                     a Texas limited partnership

                                     By: G/W FOODS, INC., its general partner,
                                         a Texas corporation .


                                     By: /s/Albert D. Greenaway
                                     --------------------------
                                     Print Name: Albert D. Greenaway
                                     Title:  President


                   PNC BANK, NATIONAL ASSOCIATION, as Agent

                   By:_____________________________________
                   Print Name: ____________________________
                   Title:__________________________________


                   FIFTH THIRD BANK OF WESTERN OHIO,
                   as a Lender

                   By:_____________________________________
                   Print Name: ____________________________
                   Title:__________________________________




                   PNC BANK, NATIONAL ASSOCIATION,
                   as a Lender

                   By:_____________________________________
                   Print Name: ____________________________
                   Title:__________________________________




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STATE OF    Ohio      )
                      )   ss:
                      )
COUNTY OF Darke

     The foregoing instrument was acknowledged before me this 1st day of February, 2000 by Albert D. Greenaway of G/W Foods, Inc., a Texas corporation, on behalf of the corporation as general partner of Whiteford Foods Venture, L.P., a Texas limited partnership.

                                            /s/Sharon K. Henry
                                            ------------------
                                            Notary Public

                                            SHARON K. HENRY
                                            NOTARY PUBLIC, STATE OF OHIO
                                            My commission expires Mav 4, 2000
                                            Recorded in Darke County